UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 15, 2005



                              EAGLE BROADBAND, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)



           001-15649                          760494995
           ---------                          ---------
  (Commission File Number)             (I.R.S. Employer Identification No.)



                 101 Courageous Drive, League City, Texas 77573
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act.

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act.

Item 1.01.        Entry into a Material Definitive Agreement.


     On April 15, 2005, Eagle Broadband, Inc. ("Company") sold 10,000,000 shares of its common stock pursuant to its shelf registration statement on Form S-3 (File No. 333-122217) dated January 21, 2005, to Frorer Partners, LP ("Frorer") at $0.2035 per share ("Sale"). Sale proceeds will be utilized for working capital purposes.

     The Company entered into a purchase agreement with Frorer in the form substantially identical to the form of stock purchase agreement attached as
Exhibit 10.1 in the Company's Current Report on Form 8-K filed on February 18, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            EAGLE BROADBAND, INC.


                                            By:  /s/ DAVID MICEK
                                                 ---------------
                                                 David Micek
                                                 Chief Executive Officer





DATE: April 21, 2005